SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                             June 15, 1998
                   ---------------------------------
                   (Date of earliest event reported)


                          Unitrode Corporation
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         (Exact name of Registrant as specified in its charter)


       Maryland                 1-5609                  04-2271186
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      (State of          (Commission File No.)        (IRS Employer
    Incorporation)                                 Identification No.)


          7 Continental Boulevard, Merrimack, New Hampshire 03054
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       (Address of principal executive offices, including zip code)


                             (603) 424-2410
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            (Registrant's telephone number, including area code)


                                  N/A
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       (Former name or former address, if changed since last report)




 ITEM 5.  OTHER EVENTS.

           On June 15, 1998, Unitrode Corporation ("Unitrode") issued a press release announcing that the Board of Directors of Unitrode has withdrawn its recommendation to the Unitrode stockholders that such stockholders vote in favor of the proposal described in the Joint Proxy Statement - Prospectus previously filed with the SEC on May 28, 1998 and sent to the Unitrode stockholders to approve the issuance by Unitrode of up to 11,419,672 shares of common stock, par value $.01 per share, of Unitrode in connection with the proposed merger of Merrimack Corporation, a Delaware corporation and a wholly owned subsidiary of Unitrode ("Sub"), with and into BENCHMARQ Microelectronics, Inc. ("BENCHMARQ") pursuant to an Agreement and Plan of Merger dated as of March 2, 1998 (the "Merger Agreement"), by and among Unitrode, Sub and BENCHMARQ.

           A copy of such press release is filed as an exhibit to this Report on Form 8-K and is incorporated herein by reference.

 ITEM 7(c)   EXHIBITS.

               99.1  Press Release dated June 15, 1998.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               UNITRODE CORPORATION


                               By: /s/ Allan R. Campbell
                                  -------------------------------
                                  Allan R. Campbell
                                  Senior Vice President, General
                                     Counsel and Secretary



 Dated:  June 15, 1998




                               EXHIBIT INDEX

 Exhibit No.              Description
 -----------              -----------
   99.1                   Press Release dated June 15, 1998